Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2012,

with respect to

Thrivent Partner Worldwide Allocation Fund

The summary sections of the prospectuses for Thrivent Partner Worldwide Allocation Fund (the “Fund”) are amended. The listings of “Aberdeen Asset Management Investment Services Limited (“Aberdeen”)” under “Investment Adviser(s)” are deleted and replaced with “Aberdeen Asset Managers Limited (“Aberdeen”)” as a result of a March 1, 2012 reorganization of Aberdeen Asset Management Investment Services Limited.

The non-summary sections of the prospectuses for the Fund are also amended. The “Principal Strategies” sections for the Fund are amended to reflect the change from “Aberdeen Asset Management Investment Services Limited (“Aberdeen”)” to “Aberdeen Asset Managers Limited (“Aberdeen”).”

In addition, the “Portfolio Management” sections of the prospectuses of the Fund are amended to reflect the change from “Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Bow Bells House, 1 Bread Street, London, England EC4M 9HH” to “Aberdeen Asset Managers Limited (“Aberdeen”), 10 Queen’s Terrace, Aberdeen, United Kingdom AB10 1YG.”

The date of this Supplement is April 23, 2012.

Please include this Supplement with your Prospectus.